SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Colchester Street Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Form of Proxy Card: Money Market Portfolio

(downtriangle) Please fold and detach card at perforation before mailing. (downtriangle)
Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

*** CONTROL NUMBER: ____________ ***

Vote by Touch-Tone Phone, by Mail, or via the Internet!!
Option 1: To vote by phone call toll-free 1-888-221-0697 and use the control number on the front of your proxy card.
FIDELITY COLCHESTER STREET TRUST: MONEY MARKET PORTFOLIO	Option 2: Vote on the internet at www.proxyweb.com and use the control number on the front of your proxy card.
PROXY SOLICITED BY THE TRUSTEES	Option 3: Return the signed proxy card in the enclosed envelope.

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marie L. Knowles, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Colchester Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 13, 2002 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(downtriangle) Date _____________________
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR THE INTERNET.
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Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(downtriangle)	(downtriangle) COLCHESTER STREET TRUST
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Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Trust Instrument.	(_)	(_)	(_) 2.

3. To elect the thirteen nominees specified below as Trustees:

(01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, and (13) William S. Stavropoulos

___________________________________________________________

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

	FOR all nominees listed (except as marked to the contrary at left) (_) FOR	WITHHOLD authority to vote for all nominees (_) AGAINST	| | | | 3. ABSTAIN
6. To amend each fund's fundamental investment limitation concerning diversification.	(_)	(_)	(_) 6.
7. To amend each fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 7.
8. To amend each fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 8.
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COL-PXC-0102	680, 695, 057, 690, 059, 542, 600, 604, 692, 541, 543, 696, 657, 691, 659